CUSTOMERS BANCORP, INC. 2019 STOCK INCENTIVE PLAN NONQUALIFIED STOCK OPTION AWARD AGREEMENT This NONQUALIFIED STOCK OPTION AWARD AGREEMENT (the “Agreement”), dated as of  [Grant Date:Month DD, YYYY]  (the “Date of Grant”), is delivered by Customers Bancorp, Inc. (the “Company”) to  [Participant Name:First Name Last Name]  (the “Participant”).  RECITALS WHEREAS, the Company maintains the Customers Bancorp, Inc. 2019 Stock Incentive Plan (the “Plan”), which provides for the grant of nonqualified stock options to purchase shares of the Company’s common stock, par value $1.00 per share (“Company Stock”); WHEREAS, the Participant is employed by or is otherwise providing services to the Company and its Affiliates (together, the “Employer”); WHEREAS, pursuant to the actions of the Committee established under the Plan, the Company wishes to make a grant of a nonqualified stock option to the Participant pursuant to the terms of the Plan, subject to the additional terms and conditions set forth herein; and WHEREAS, this Agreement is made pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan and capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan. NOW, THEREFORE, the Company and the Participant, intending to be legally bound, hereby agree as follows:   1.                  Grant and Acceptance of Option.  (a)               Subject to the terms and conditions set forth in this Agreement, including, but not limited to, the restrictive covenants set forth on Exhibit A hereto (the “Restrictive Covenants”), and in the Plan, the Company hereby grants to the Participant a nonqualified stock option (the “Option”) to purchase the   [Granted:Options Granted] shares of Company Stock at an exercise price of $ [Price:Option Price]  per share of Company Stock.  The Option shall be unvested and unexercisable on the Date of Grant and shall vest and become exercisable according to Section 2 below.  The Participant hereby acknowledges and agrees to be bound by the Restrictive Covenants set forth in Exhibit A and agrees that the Company’s willingness to grant the Option and enter into this Agreement is in consideration for the Participant’s acknowledgement and agreement to be bound by the Restrictive Covenants. (b)               The Participant confirms acceptance of this Award by clicking the “Accept” (or similar wording) button on the award acceptance screen of the Participant’s UBS equity award account at UBS One Source.  If the Participant does not accept this Award by the deadline established by the Company, the Award will be forfeited in its entirety.  2.                  Exercisability of Option.  The Option shall become vested and exercisable on the fifth anniversary of the Date of Grant (the “Vesting Date”), provided that the Participant continues to be employed by, or provide service to, the Employer from the Date of Grant until the Vesting Date, except as otherwise set forth in Section 3 below. 3.                  Termination; Change in Control.

(a)               Other than as set forth in Section 3(c), Section 3(d) or Section 3(e) below, if the Participant ceases to be employed by, or provide service to, the Employer for any reason before the Vesting Date, the Option shall automatically terminate and shall be forfeited as of the date of the Participant’s Termination.  No payment shall be made with respect to any unvested portion of the Option that terminates as described in this Section 3. (b)               Unless otherwise determined by the Committee, the vesting of Option will be suspended during the period of any approved leave of absence in which the Participant has a right to reinstatement. (c)               In the event the Participant dies while employed or providing service to the Employer and prior to the Vesting Date, the Option shall become 100% vested as of the date of the Participant’s death. (d)               In the event of the Participant’s Termination by reason of a Qualifying Retirement (as defined below) prior to the Vesting Date, the Option shall remain outstanding and will vest and become exercisable on the Vesting Date; provided that the Participant continues to comply with this Agreement, including the Restrictive Covenants, through the Vesting Date or such shorter period set forth in the Restrictive Covenants.  In the event that Participant breaches this Agreement, including the Restrictive Covenants, or the terms of any separation or other similar agreement entered into with the Employer, (i) any unvested portion of the Option or undelivered shares of Company Stock shall be automatically forfeited and cancelled without any further actions on the part of any party and (ii) the Committee, in its sole discretion, may require the Participant to surrender shares of Company Stock received, and to disgorge any profits (however defined by the Committee), made or realized by the Participant in connection with this Agreement or the Option granted hereunder.  The Company may require that the Participant attest periodically that the Participant is in compliance with the Restrictive Covenants using a form prescribed by the Company.  (e)               In the event of a Corporate Event prior to the Vesting Date, the terms and conditions of Section 11 of the Plan shall apply. (f)                “Qualifying Retirement” shall mean the Participant’s Termination other than by the Employer for Cause, and other than on account of death, where (i) at the time of such Termination the Participant has both completed five years of employment or service with the Employer from the most recent date of hire or engagement and attained age 60, (ii) the Participant provided notice of intent to the retire to the Employer no later than six months in advance of the date that the Participant intends to retire, and (iii) at the time of such Termination, the Participant executes and does not revoke a standard release of claims in favor of the Employer and an attestation that the Restrictive Covenants and any other restrictive covenants applicable to the Participant continue to apply to the Participant following Termination.  4.                  Term of Option. (a)               The Option shall have a term of ten years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan. (b)               The Option shall automatically terminate upon the happening of the first of the following events:  (i)                 The expiration of the 90-day period after the Participant’s Termination, if the Termination is for any reason other than Qualifying Retirement, death, or Cause.

(ii)                           The expiration of the three-year period after the Participant’s Termination on account of a Qualifying Retirement. (iii)                       The expiration of the one-year period after the Participant’s Termination on account of the Participant’s death or Disability. (iv)             The date of the Participant’s Termination if such Termination is by the Employer for Cause or on account of the Participant’s breach of the Restrictive Covenants.  In addition, notwithstanding the prior provisions of this Section 3, if the Participant engages in conduct that constitutes Cause or breaches the Restrictive Covenants after the Participant’s Termination for any reason, the Option shall immediately terminate. Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the tenth anniversary of the Date of Grant.  5.                  Exercise Procedures.  (a)               Subject to the provisions of Sections 2 and 3 above, the Participant may exercise part or all of the exercisable Option by giving the Company or its delegate written notice (or electronic notice through the Company’s stock plan administrator) of intent to exercise, specifying the number of shares of Company Stock as to which the Option is to be exercised and such other information as the Company or its delegate may require.  (b)               At such time as the Committee shall determine, the Participant shall pay the Exercise Price (i) in immediately available funds in U. S. dollars, or by certified or bank cashier’s check, (ii) by delivery of shares of Company Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee in accordance with procedures permitted by Regulation T of the Federal Reserve Board, whereby payment of the Exercise Price or tax withholding obligations may be satisfied, in whole or in part, with shares of Company Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Company Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if applicable, the amount necessary to satisfy the Employer’s withholding obligations, or (iv) if permitted by the Committee, (A) by withholding shares of Company Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the Exercise Price (“net exercise”), or (B)  by such other method as the Committee may approve, to the extent permitted by applicable law.  The Committee may impose from time to time such limitations as it deems appropriate on the use of shares of Company Stock to exercise the Option. (c)               All obligations of the Company under this Agreement shall be subject to the rights of the Employer as set forth in the Plan to withhold amounts required by law to be withheld for any federal (including FICA), state, local and other taxes, with respect to the payment of the Option (“Withholding Taxes”).  The Participant shall be required to pay to the Employer, or make other arrangements satisfactory to the Employer to provide for the payment of, any Withholding Taxes.  If permitted by the Committee, the Participant may elect to, or the Company may require that the Participant, satisfy any Withholding Tax obligation of the Employer with respect to the Option by having shares of Company Stock withheld to satisfy the applicable withholding tax rate for federal (including FICA), state, local and other tax liabilities under procedures established by the Company.  Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Participant’s minimum applicable tax withholding amount. (d)               The obligation of the Company to deliver Company Stock shall also be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of shares, the shares may not be issued in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.  The issuance of shares to the Participant pursuant to this Agreement is subject to any applicable Withholding Taxes and other laws or regulations of the United States or of any state having jurisdiction thereof. (e)               Upon exercise of the Option (or portion thereof), the Option (or portion thereof) will terminate and cease to be outstanding.  6.                  Restrictions on Exercise.  Except as the Committee may otherwise permit pursuant to the Plan, only the Participant may exercise the Option during the Participant’s lifetime and, after the Participant’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Participant, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement. 7.                  Grant Subject to Plan Provisions.  This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan.  The grant and exercise of the Option are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to Withholding Taxes, (b) the registration, qualification or listing of the shares of Company Stock, (c) changes in capitalization of the Company and (d) other requirements of applicable law.  The Committee may amend the terms of this Option to the extent permitted by the Plan.  The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder. 8.                  No Employment or Other Rights.  The grant of the Option shall not confer upon the Participant any right to be retained by or in the employ or service of any Employer and shall not interfere in any way with the right of any Employer to terminate the Participant’s employment or service at any time. The right of any Employer to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved. 9.                  No Stockholder Rights.  Neither the Participant, nor any person entitled to exercise the Participant’s rights in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to the shares of Company Stock subject to the Option, until certificates for shares of Company Stock have been issued upon the exercise of the Option. 10.              Assignment and Transfers.  Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Participant under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Participant, by will or by the laws of descent and distribution. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Participant, and the Option and all rights hereunder shall thereupon become null and void.  The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, Subsidiaries, and

Affiliates.  This Agreement may be assigned by the Company without the Participant’s consent. 11.              Applicable Law.  The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflicts of laws provisions thereof. 12.              Notice.  Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the Senior Vice President, Total Rewards, at the corporate headquarters of the Company, and any notice to the Participant shall be addressed to such Participant at the current address shown on the payroll of the Employer, or to such other address as the Participant may designate to the Employer in writing.  Any notice shall be delivered by hand, or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service or by the postal authority of the country in which the Participant resides or to an internationally recognized expedited mail courier. 13.              Company Policies.  The Participant agrees that the Option shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board or imposed under applicable rule or regulation from time to time. The Option (and any pro rata portion thereof) shall not be earned until the Participant has met all the conditions of the Award, and any clawback, recoupment or forfeiture provisions of any applicable clawback, recoupment or forfeiture policy have been applied (and any provided amount, as applicable, shall be deemed an advance that remained subject to the Participant satisfying all eligibility conditions for earning the amounts deferred, accrued, or credited under the Plan). 14.              Application of Section 409A of the Code.  This Agreement is intended to be exempt from section 409A of the Code and to the extent this Agreement is subject to section 409A of the Code, it will in all respects be administered in accordance with section 409A of the Code. [Signature Page Follows]            IN WITNESS WHEREOF, the Company has caused an officer to execute this Agreement, and the Participant has executed this Agreement, effective as of the Date of Grant.                                                            CUSTOMERS BANCORP, INC.         By clicking “Accept” (or similar wording) button on the award acceptance screen of the my equity award account with UBS: •         I hereby accept the Award of the Option described in this Agreement; •         I agree to be bound by the terms of the Plan and this Agreement, including the Restrictive Covenants; •         I acknowledge delivery of the Plan and the Plan prospectus together with this Agreement, as well as the Company’s Insider Trading Policy and the Company’s

Clawback Policy; and •         I hereby agree that all decisions and determinations of the Committee with respect to the Option and the shares of Company Stock underlying the Option shall be final and binding.

  Exhibit A Restrictive Covenants 1.                  Limitations on Solicitation and Interference. (a)                             During Participant’s employment or service with the Company and/or its subsidiaries and for the 12-month period following Participant’s termination of employment or service, irrespective of who ends the employment or service relationship or why, Participant will not, without the prior written consent of the Company:                                          (i)            Either individually or on behalf of or through any third party, directly or indirectly, solicit, divert, or appropriate or attempt to solicit, divert, or appropriate, for the purpose of competing in the Field of Interest with the Company, any customers or clients of the Company that Participant worked with or had business contact with at any time within the 24 months preceding Participant’s separation from employment or service. “Field of Interest” is defined as the services and products that (1) the Company provides or had plans to provide to customers as of the end of Participant’s employment or service with the Company, and (2) Participant worked in or was involved with at any time within the 24 months preceding Participant’s separation from employment or service. Field of Interest may include, but is not limited to, the business of commercial banking, consumer banking, digital banking, specialty finance, and asset management.                                       (ii)            Either individually or on behalf of or through any third party, directly or indirectly, solicit, entice, or persuade or attempt to solicit, entice, or persuade any other Participants, board members, employees of, or consultants to the Company to leave their employment or engagement with the Company.                                     (iii)            Either individually or on behalf of or through any third party, directly or indirectly, engage in any attempt to end or reduce the Company’s relationship with any person or entity with which the Company conducts business or make any statement or engage in any conduct that ends or reduces the Company’s business relationship with any person or entity with which the Company conducts business. (b)               Participant acknowledges and agrees that the restrictions contained in this Section 1 are reasonable and necessary to protect and preserve the legitimate interests, properties, goodwill and business of the Company, including its Proprietary Information (defined below), and that the Company would not have granted the applicable restricted stock units, stock options or other equity-based award under the Plan to the Participant in the absence of such restrictions. (c)               If any provision or part of Section 1 is held to be unenforceable because of scope, duration, or geographic area, the parties agree to modify such provision, or that the court making such determination shall have the power to modify such provision, to reduce the duration or area of such provision or both, or to delete specific words (“blue-penciling”) so that, in its reduced or blue-penciled form, such provision will then be enforceable, and it is the parties’ intent that it be enforced. (d)               Participant acknowledges that due to the applicable law of the state in which Participant resides or works at the time of employment or service period, the terms or conditions of this Section 1 may be modified. These amendments are included in the Restrictive Covenants Addendum below, which forms a part of this Exhibit A, and it replaces and supersedes, where applicable, the corresponding provisions of this Section 1. The Company may modify the Restrictive Covenants Addendum at any time to the extent the Company deems such modification necessary to comply with applicable law. If applicable state law prohibits any of the post- termination restrictions set forth in Section 1 above, then any such prohibited provisions shall not apply to Participant unless and until Participant works for the Company in a state that does not prohibit such provision(s). 2.                  Confidentiality Obligations. (a)                             Recognition of Company’s Rights; Nondisclosure and Prohibition Against Misappropriation.  Participant recognizes that during Participant’s employment or service with the Company, the Company will provide Participant with access to information of substantial value to the Company, including, but not limited to, Proprietary Information (defined below).  At all times during Participant’s employment or service with the Company and thereafter, Participant will hold in strictest confidence any of the Company’s Proprietary Information unless the Company expressly authorizes the disclosure in writing.  Participant further agrees that at all times during Participant’s employment or service with the Company and thereafter, Participant will not take, use, or otherwise misappropriate or use any of the Company’s Proprietary Information for any improper or unlawful purpose. (b)               Proprietary Information.  The term “Proprietary Information” shall mean any and all confidential and/or proprietary knowledge, data or information of the Company.  By way of illustration but not limitation, “Proprietary Information” includes (i) trade secrets, inventions, mask works, ideas, processes, formulas, source and object codes, data, programs, other works of authorship, know-how, improvements, discoveries, developments, designs and techniques (hereinafter collectively referred to as “Inventions”); and (ii) information regarding plans for research, development, new products or services, marketing and selling, business plans, budgets and unpublished financial statements, licenses, prices and costs, vendors, and customers; and (iii) information regarding the skills and compensation of the Company’s team members, employees, consultants and/or contractors.  The Company’s failure to mark any of the Proprietary Information as confidential or proprietary will not affect its status as Proprietary Information.  “Proprietary Information” does not include information that has ceased to be confidential or proprietary by reason of any of the following:  (i) is generally available to the public and became generally available to the public other than as a result of improper disclosure by Participant or otherwise; (ii) became available to Participant on a non-confidential basis from a third party, provided that such third party is not known by Participant to be bound by a confidentiality agreement with, or other obligation of secrecy to, the Company, or another party or is otherwise prohibited from providing such information to Participant by a contractual, legal or fiduciary obligation; or (iii) Participant is required to disclose pursuant to applicable law or regulation (as to which information, Participant will provide the Company with prior notice of such requirement and, if practicable, an opportunity to obtain an appropriate protective order). (c)               Third Party Information.  Participant understands and agrees to maintain the confidentiality of confidential or proprietary information received from third parties. (d)                             No Improper Use of Information of Prior Employers and Others.  During Participant’s or service employment with the Company, Participant will not improperly use or disclose any confidential information or trade secrets, if any, of any former employer or any other person to whom Participant has an obligation of confidentiality, and Participant will not bring onto the premises of the Company any unpublished documents or any property belonging to any former employer or any other person to whom Participant has an obligation of confidentiality unless consented to in writing by that former employer or person.  Participant will use in the performance of Participant’s duties only information that is generally known and used by persons with training and experience comparable to Participant’s own, which is common knowledge in the industry or

otherwise legally in the public domain, or which is otherwise provided or developed by the Company. (e)               Notice.   Participant is hereby advised that federal law provides criminal and civil immunity to federal and state claims for trade secret misappropriation to individuals who disclose a trade secret to their attorney, a court, or a government official in certain, confidential circumstances that are set forth at 18 U.S.C. §§ 1833(b)(1) and 1833(b)(2), related to the reporting or investigation of a suspected violation of the law, or in connection with a lawsuit for retaliation for reporting a suspected violation of the law. (f)                Nothing in this Exhibit A shall preclude Participant from communicating or testifying truthfully (i) if disclosure is required by law, statute, rule, regulation (including any subpoena or other similar form of process, including, without limitation, according to any rule, regulation or policy statement of a regulatory agency or body) or by professional standards; or (ii) in response to a request from any banking or other regulatory authority with supervisory authority over the Company (including the U.S. Federal Reserve Bank, U.S. Securities and Exchange Commission, New York Stock Exchange, or Commonwealth of Pennsylvania).  Further, nothing in this Exhibit A prohibits or limits Participant from (iii) initiating communications directly with, responding to any inquiry from, volunteering information to, or providing testimony before, the U.S. Securities &Exchange Commission (“SEC”), the U.S. Department of Justice (“DOJ”), the U.S. Financial Industry Regulatory Authority (“FINRA”), any other self-regulatory organization (“SRO”), or any other governmental, law enforcement, or regulatory authority, regarding this Exhibit A and its underlying facts and circumstances, or any reporting of, investigation into, or proceeding regarding suspected violations of law, and Participant is not required to advise or seek permission from the Company before engaging in any such activity.  Participant’s ability to disclose information may be limited or prohibited by applicable law and the Company does not consent to disclosures that would violate applicable law.  Such applicable laws include, without limitation, laws and regulations restricting disclosure of confidential supervisory information or disclosures subject to the Bank Secrecy Act (31 U.S.C. §§ 5311-5330), including information that would reveal the existence or contemplated filing of a suspicious activity report. 3.                  Assignment of Inventions. Participant understands and agrees that Participant is performing work for hire for the Company and that Inventions developed or conceived by Participant during Participant’s employment or service with the Company are to be considered works made for hire and are the sole property of the Company. Participant agrees to assign, and does hereby assign, to the Company or its nominee, all right, title, and interest in and to Inventions made by Participant. Participant hereby waives any and all claims that Participant may now or hereafter have in any jurisdiction to so- called “moral rights” in connection with any such Inventions or any elements thereof. Participant will, with reasonable reimbursement for expenses, but at no other expense to the Company, at any time during or after Participant’s employment or service with the Company, sign and deliver all lawful papers and cooperate in such other lawful acts that may be reasonably necessary or desirable to protect or vest title in Inventions in the Company or its nominee, including applying for, obtaining, maintaining, and enforcing copyrights and/or patents on Inventions in all countries of the world. The Company, however, is not required to accept or perfect any such assignment or other conveyance of any interest in any patent or Inventions or require the Company to prosecute such patent or other application. This provision does not apply to Inventions for which Participant affirmatively proves that no equipment, supplies, facility, or trade secret information of the Company was used and which was developed entirely on Participant’s own time unless (i) the Inventions relate (A) directly to the business of the Company, or (B) to the Company’s actual or demonstrably anticipated research or development; or (ii) the Inventions result, either directly or indirectly, from any work performed by Participant for the Company.

4.                  Additional Provisions. (a)                             If Participant breaches or there is a threatened breach of any of the obligations in this Exhibit A, Participant agrees that such breach or threatened breach would cause irreparable harm to the Company, for which remedies at law will not be adequate. Participant therefore consents and agrees that the Company shall be entitled to seek, in addition to other available remedies, a temporary, preliminary, or permanent injunction or other equitable relief against such breach or threatened breach from any court of competent jurisdiction, without the necessity of showing any actual damages or that monetary damages would not afford an adequate remedy, and without the necessity of posting any bond or other security. This equitable relief will be in addition to, not in lieu of, legal remedies, monetary damages, or other available forms of relief.   (b)               Participant agrees further that if it is determined by a court that Participant has breached the terms of this Exhibit A, the Company will be entitled to recover from Participant all costs and attorneys’ fees incurred as a result of its attempts to redress such a breach or to enforce its rights and protect its legitimate interests.

  Restrictive Covenants Addendum               The Agreement and Exhibit A are governed by Pennsylvania law, but if Participant primarily resides or work in another state and it is found that that state’s law applies to the restrictive covenants in Section 1 of Exhibit A, then the relevant state portion of this Restrictive Covenants Addendum replaces and supersedes, where applicable, the corresponding provisions of Section 1 of Exhibit A.   California   If Participant primarily resides or works in California and it is found that California law applies to this Agreement or any dispute arising from this Agreement, then the restrictive covenants in Section 1 shall not apply to Participant after their termination of employment or service with the Company. Any conduct relating to solicitation that involves the misappropriation of the Company’s trade secret information, such as the use, retention or distribution of the Company’s protected customer information, will remain prohibited conduct at all times, and nothing in this Agreement shall be construed to limit or eliminate any rights or remedies the Company may have under this Agreement, trade secret law, unfair competition law, or other laws applicable in California absent this Agreement. The Company will not attempt to enforce any agreement or provision of any agreement to the extent deemed unenforceable under California Business and Professions Code Section 16600. Colorado The restrictive covenant in Section 1(a)(i) does not apply to Participant unless Participant’s annualized cash compensation from the Company exceeds $76,254 for 2025 (or the earnings threshold in effect as adjusted annually by the Colorado Division of Labor Standards and Statistics in the Department of Labor and Employment).   This Agreement contains restrictive covenants. Participant must review the restrictive covenants carefully.  Participant acknowledges that they have been provided with a separate written notice and a copy of this Agreement at least 14 days before the earlier of the effective date of the Agreement or the effective date of any additional compensation or change in the terms or conditions of employment that provides consideration for the covenant not to compete. Participant acknowledges that they were provided the separate written notice in the language in which they communicate with the Company about their performance, and their signature above acknowledges receipt of this notice.   Illinois If Participant primarily resides or works in Illinois and it is found that Illinois law applies to this Agreement or any dispute arising from this Agreement, then the restrictive covenants in Section 1(a)(i) and (ii) shall not apply unless Participant’s annual compensation meets or exceeds $45,000 (with the earnings threshold increasing by $2,500 every five years from January 1, 2027, through January 1, 2037). Participant further agrees that if, at the time Participant signs the Agreement, their earnings do not meet the earnings threshold, then the restrictive covenants in Section 1(a)(i) and (ii) will automatically become enforceable against them if and when they begin earning an amount equal to or greater than the earnings threshold. If the Company terminates, furloughs, or lays Participant off as the result of business circumstances or governmental orders related to the COVID-19 pandemic or under circumstances that are similar to the COVID-19 pandemic, then the restrictive covenants in Section 1(a)(i) and (ii) will not apply to Participant unless enforcement of the covenant includes compensation equivalent to Participant’s base salary at the time of termination for the period of enforcement minus compensation earned through subsequent employment during the period of enforcement.   Participant agrees that the restrictive covenants in Section 1 apply are supported by sufficient and adequate consideration.   Participant acknowledges that that they have been provided with this

Agreement at least 14 days before executing this Agreement. Participant further acknowledges that they have been advised to consult with an attorney before signing this Agreement.   Louisiana If Participant primarily resides or works in Louisiana and it is found that Louisiana law applies to this Agreement or any dispute arising from this Agreement, Participant agrees that the restrictive covenants in Section 1, as applied within the State of Louisiana, include every parish and municipality in the State, which include Acadia Parish, Allen Parish, Ascension Parish, Assumption Parish, Avoyelles Parish, Beauregard Parish, Bienville Parish, Bossier Parish, Caddo Parish, Calcasieu Parish, Caldwell Parish, Cameron Parish, Catahoula Parish, Claiborne Parish, Concordia Parish, De Soto Parish, East Baton Rouge Parish, East Carroll Parish, East Feliciana Parish, Evangeline Parish, Franklin Parish, Grant Parish, Iberia Parish, Iberville Parish, Jackson Parish, Jefferson Davis Parish, Jefferson Parish, La Salle Parish, Lafayette Parish, Lafourche Parish, Lincoln Parish, Livingston Parish, Madison Parish, Morehouse Parish, Natchitoches Parish, Orleans Parish, Ouachita Parish, Plaquemines Parish, Pointe Coupee Parish, Rapides Parish, Red River Parish, Richland Parish, Sabine Parish, St. Bernard Parish, St. Charles Parish, St. Helena Parish, St. James Parish, St. John the Baptist Parish, St. Landry Parish, St. Martin Parish, St. Mary Parish, St. Tammany Parish, Tangipahoa Parish, Tensas Parish, Terrebonne Parish, Union Parish, Vermilion Parish, Vernon Parish, Washington Parish, Webster Parish, West Baton Rouge Parish, West Carroll Parish, West Feliciana Parish, and Winn Parish.    North Dakota If the Participant primarily resides or works in North Dakota and it is found that North Dakota law applies to this Agreement or any dispute arising from this Agreement, then the restrictive covenants in Section 1 shall not apply after their termination of employment or service with the Company. However, any conduct relating to the restrictive covenants in Section 1 that involves the misappropriation of the Company’s trade secret information will remain prohibited conduct at all times, and nothing in this Agreement shall be construed to limit or eliminate any rights or remedies the Company may have under this Agreement, trade secret law, unfair competition law, or other laws applicable in North Dakota absent this Agreement.   Virginia If Participant primarily resides or works in Virginia and it is found that Virginia law applies to this Agreement or any dispute arising from this Agreement, then Participant agrees that the restrictive covenants in Section 1 are reasonably limited in nature and do not prohibit employment with a competing business in a non-competitive position.   Washington The restrictive covenants in Section 1 do not restrict solicitation of former customers of the Company or the mere acceptance or transaction of business with a customer.    In addition to the other forms of protected conduct, nothing in the Agreement prohibits disclosure or discussion of conduct Participant reasonably believes to be illegal discrimination, illegal harassment, illegal retaliation, a wage-and-hour violation, or sexual assault, or that is recognized as against a clear mandate of public policy.   Participant acknowledges that they have been provided with this Agreement and had the opportunity to review and consider the terms of this Agreement before executing this Agreement.